UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: July 20, 2021

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2021, Forward Air Corporation (the “Company”) entered into the Second Amendment (the “Second Amendment”) to that certain Credit Agreement, dated as of September 29, 2017 (as previously amended on April 16, 2020), by and among the Company and Forward Air, Inc., as borrowers, certain subsidiaries of the Company, as guarantors, Bank of America, N.A., as administrative agent and lender, U.S. Bank, National Association, as lender, and the other lenders party thereto (as amended by the Second Amendment, the “Credit Agreement”).

The Second Amendment:
a.extended the maturity date to July 20, 2026;
b.reset the $75 million limit on incremental loan facilities incurred under the Credit Agreement;
c.lowered the base interest rate (with a floor of 2.00%, reduced from 3.00%) to be based on the highest of (a) the federal funds rate plus 0.50%, (b) the Bank of America prime rate; and (c) the Bloomberg Short-Term Bank Yield Index rate (the “BSBY Rate”) (which cannot be less than 0.00%) plus 1.0%, in each case plus a margin that can range from 0.00% to 0.50% (reduced from the prior range of 0.250% to 0.750%), in each case depending on the Company’s ratio of consolidated funded indebtedness to earnings before interest, taxes, depreciation and amortization, calculated as set forth in the Credit Agreement;
d.transitioned the Eurodollar reference rate to a BSBY Rate and established the applicable margin for BSBY Rate loans and letter of credit fees to a range of 1.250% to 1.750% (previously 2.250% to 2.750% for prior Eurodollar rate loans), with BSBY Rate Loans having a floor of 0.00%, and the commitment fee to a range of 0.20% to 0.25% (reduced from the prior range of 0.375% to 0.425%), in each case depending on the Company’s ratio of consolidated funded indebtedness to earnings before interest, taxes, depreciation and amortization, calculated as set forth in the Credit Agreement; and
e.set the interest period for each BSBY Rate loan to one, three or six months.

The proceeds from the Credit Agreement may be used for working capital and general corporate purposes. As of July 20, 2021, a total of $174.8 million out of an available $300.0 million was outstanding under the Credit Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: July 26, 2021	By:	/s/ Thomas Schmitt
Thomas Schmitt President and Chief Executive Officer